GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Goldman Sachs Access Municipal Bond ETF

(each a “Fund,” and together, the “Funds”)

Supplement dated April 23, 2026 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2025, as supplemented to date

At a meeting held on April 21-22, 2026, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs ETF Trust (the “Trust”) approved proposals to liquidate the Funds, each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Fund and its shareholders to liquidate the Fund. Each Fund is expected to be liquidated on or about June 10, 2026 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Trading and Creation Orders. After the close of business on June 3, 2026, the Funds will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Funds on NYSE Arca, Inc. (“NYSE Arca”). Shareholders may sell their Fund shares on NYSE Arca until market close on June 3, 2026, at which point the Funds’ shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. During the time between market close on June 3, 2026 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.

Liquidation of Assets. The Funds may depart from their stated investment objectives and policies as they prepare to liquidate and distribute their assets to shareholders. It is anticipated that each Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of each Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record of a Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets, except for cash or cash equivalents in an estimated amount necessary to discharge any known or reasonably ascertainable liabilities expected to be incurred following the Liquidation Date, plus accrued and unpaid earnings of the Fund at the time of liquidation. Such proceeds received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on June 3, 2026. The liquidation of each Fund’s portfolio will also result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

GSIGGMUNOPSTK 04-26